Basis of Preparation (Tables)	12 Months Ended
Dec. 31, 2019
Basis of Preparation
Schedule of exchange rate gain (loss) net

	Year Ended December 31,
	2019	2018	2017
	USD ‘000	USD ‘000	USD ‘000
Total foreign exchange rate gains	798	2,940	9,043
Total foreign exchange rate loses	(39)	(227)	(9,284)
Net foreign exchange rate gain (loss)	759	2,713	(241)

Schedule of judgments that have the most significant impact on the consolidated financial statements

Revenue recognition of the Non-refundable Fee	Note 2.1
Valuation of equity awards and the computation of share-based compensation	Note 3.3
Income taxes including accounting for tax contingencies	Note 3.4
Deferred tax accounting	Note 3.4